UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 8, 2021 (October 31, 2021)

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-260261	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The White House, 20 Genesis Close, George Town Grand Cayman Cayman Islands	KY1 1208
(Address of principal executive offices)	(Zip Code)

+1 (347)743-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 8, 2021, Finnovate Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and three-quarters of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260261), originally filed with the Securities and Exchange Commission (the “Commission”) on October 15, 2021 and declared effective by the Commission on November 3, 2021 (the “Registration Statement”):

●	An Underwriting Agreement, dated November 3, 2021, between the Company and EarlyBirdCapital, Inc. (“EarlyBirdCapital”), as underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference

●	A Business Combination Marketing Agreement, dated November 8, 2021, between the Company and EarlyBirdCapital, as advisor, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference

●	A Warrant Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference

●	A Letter Agreement, dated November 8, 2021, among the Company and its officers, directors and Finnovate Sponsor L.P. (“the Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference

●	An Investment Management Trust Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer& Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference

●	A Registration Rights Agreement, dated November 8, 2021, between the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference

●	Private Warrants Purchase Agreement, dated November 8, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4.1 hereto and incorporated herein by reference

●	Private Warrants Purchase Agreement, dated November 8, 2021, between the Company and EarlyBirdCapital, a copy of which is attached as Exhibit 10.4.2 hereto and incorporated herein by reference

●	An Administrative Services Agreement, dated November 8, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference

In addition, the Company entered into indemnity agreements, each dated November 1, 2021, with each of its executive officers and directors and a senior consultant to the Company, the form of which was previously filed as Exhibit 10.9 to the Registration Statement.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of an aggregate of 7,900,000 Warrants (the “Private Placement Warrants”) to the Sponsor, which purchased 7,400,000 Warrants, and EarlyBirdCapital, which purchased 500,000 Warrants. The purchase price per Private Placement Warrant was $1.00, generating aggregate gross proceeds to the Company of $7,900,000. The Private Placement Warrants are identical to the Warrants sold in the IPO except that the Private Placement Warrants, for so long as they are held by the Sponsor, EarlyBirdCapital or their respective affiliates: (1) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until after the completion of the Company’s initial business combination and (2) are entitled to certain registration rights (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants).

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 31, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $153,000,000 was placed in a U.S.-based trust account at Goldman Sachs & Co. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any (and up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public Class A Ordinary Shares properly tendered in connection with a shareholder vote to amend and restate the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem its public Class A ordinary shares if it does not complete an initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or prebusiness combination activity or (iii) the redemption of all of the Company’s public Class A ordinary shares if it is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law.

On November 3, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 3, 2021, between the Company and EarlyBirdCapital, as underwriter.

1.2	Business Combination Marketing Agreement, dated November 8, 2021, between the Company and EarlyBirdCapital, as advisor.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement dated November 8, 2021, among the Company and its officers, directors and the Sponsor.

10.2	Investment Management Trust Agreement dated November 8, 2021, between the Company and Continental Stock Transfer& Trust Company, as trustee.

10.3	Registration Rights Agreement dated November 8, 2021, between the Company and certain security holders.

10.4.1	Private Warrants Purchase Agreement, dated November 8, 2021, between the Company and the Sponsor.

10.4.2	Private Warrants Purchase Agreement, dated November 8, 2021, between the Company and EarlyBirdCapital.

10.5	Administrative Services Agreement dated November 8, 2021, between the Company and the Sponsor.

99.1	Press Release, dated November 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: November 8, 2021	By:	/s/ David Gershon
	Name:	David Gershon
	Title:	Chairman and Chief Executive Officer